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                                                                   EXHIBIT 10.3
                              AMENDMENT NUMBER ONE
                                       TO
                              CONSULTING AGREEMENT



         This Amendment Number One to Consulting Agreement (this "Amendment") is made as of March 1, 2000 between RSA Security Inc. (formerly known as Security Dynamics Technologies, Inc.), a Delaware corporation (the "Company"), and Demetrios James Bidzos (the "Consultant").

         WHEREAS, the Company and the Consultant entered into a Consulting Agreement dated February 19, 1999 (the "Agreement"); and

         WHEREAS, in consideration of the Consultant's past and future services to the Company, the Company and the Consultant desire to amend the Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 2 of the Agreement is hereby amended by deleting the words "Ten Thousand Dollars ($10,000)" appearing in the first sentence thereof and replacing such words with "Twenty Thousand Dollars ($20,000)."

         2. Except as modified by this Amendment, the Agreement remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       RSA SECURITY INC.


                                       By:___________________________________
                                            Name:
                                            Title:



                                       ______________________________________
                                       Demetrios James Bidzos